Exhibit 99.2 Clean • Safe • Secure • Affordable © 2023 X-Energy Reactor Company, LLC, all rights reserved 1 1 © 2023 X-Energy Reactor Company, LLC, all rights reserved

Disclaimer This presentation (the “presentation”) is being delivered to you by X-Energy Reactor Company, LLC (“X-energy”) and Ares Acquisition Corporation (“AAC”) to assist interested parties in making their own evaluation with respect to a potential business combination of X-energy and AAC and related transactions (the “proposed business combination”). This presentation is provided for informational purposes only and is being provided to you solely in your capacity as a potential investor in considering an investment in the post-business combination company. Any reproduction or distribution of this presentation, in whole or in part, or the disclosure of its contents, without the prior consent of X-energy and AAC, is prohibited. This presentation and any oral statements made in connection with this presentation shall neither constitute an offer to sell nor the solicitation of an offer to buy any securities, or the solicitation of any proxy, vote, consent or approval in any jurisdiction in connection with the proposed business combination, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. This communication is restricted by law; it is not intended for distribution to, or use by any person in, any jurisdiction where such distribution or use would be contrary to local law or regulation. The distribution of this presentation may also be restricted by law and persons into whose possession this presentation comes should inform themselves about and observe any such restrictions. The recipient acknowledges that it is (a) aware that the United States securities laws prohibit any person who has material, non-public information concerning a company from purchasing or selling securities of such company or from communicating such information to any other person under circumstances in which it is reasonably foreseeable that such person is likely to purchase or sell such securities, and (b) familiar with the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (collectively, the Exchange Act ), and that the recipient will neither use, nor cause any third party to use, this presentation or any information contained herein in contravention of the Exchange Act, including, without limitation, Rule 10b-5 thereunder. This presentation and the information contained herein constitutes confidential information, is intended for the recipient hereof only, and is provided to you on the condition that you agree that you will hold it in strict confidence and not reproduce, disclose, forward or distribute in whole or in part without the prior written consent of AAC and X-energy. No Representations and Warranties This presentation is for informational purposes only and does not purport to contain all of the information that may be required to evaluate a possible investment decision with respect to the proposed business combination. Viewers of this presentation should make their own evaluation of the proposed business combination and of the relevance and adequacy of the information and should make other investigations as they deem necessary. This presentation is not intended to form the basis of any investment decision by any potential investor and does not constitute investment, tax or legal advice. No representation or warranty, express or implied, is or will be given by X-energy, AAC or any of their respective affiliates, directors, officers, employees or advisers or any other person as to the accuracy or completeness of the information in this presentation or any other written, oral or other communications transmitted or otherwise made available to any party in the course of its evaluation of a possible transaction and no responsibility or liability whatsoever is accepted for the accuracy or sufficiency thereof or for any errors, omissions or misstatements, negligent or otherwise, relating thereto. The information contained in this presentation is preliminary in nature and is subject to change, and any such changes may be material. X-energy and AAC disclaim any duty to update the information contained in this presentation. Forward-Looking Statements This presentation includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. X-energy’s, AAC’s and the post-business combination company’s actual results may differ from their expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, X-energy’s and AAC’s expectations with respect to future performance. These forward-looking statements also involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Factors that may cause such differences include, but are not limited to: (1) the outcome of any legal proceedings that may be instituted in connection with any proposed business combination; (2) the inability to complete any proposed business combination or related transactions; (3) inability to raise sufficient capital to fund our business plan, including limitations on the amount of capital raised in any proposed business combination as a result of redemptions or otherwise; (4) delays in obtaining, adverse conditions contained in, or the inability to obtain necessary regulatory approvals or complete regulatory reviews required to complete any proposed business combination; (5) the risk that any proposed business combination disrupts current plans and operations; (6) the inability to recognize the anticipated benefits of any proposed business combination, which may be affected by, among other things, competition, rising costs, the ability of the post-business combination company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain key employees; (7) costs related to the any proposed business combination or related transactions; (8) changes in the applicable laws or regulations; (9) the possibility that X-energy or the post-business combination company may be adversely affected by other economic, business, and/or competitive factors; (10) the ongoing impact of the global COVID-19 pandemic; (11) economic uncertainty caused by the impacts of the conflict in Russia and Ukraine and rising levels of inflation and interest rates; (12) the ability of X-energy to obtain regulatory approvals necessary for it to deploy its small modular reactors in the United States and abroad in a timely way, or at all; (13) whether government funding and/or demand for high assay low enriched uranium for government or commercial uses will materialize or continue; (14) the impact and potential extended duration of the current supply/demand imbalance in the market for low enriched uranium; (15) X-energy's ability to maintain continued funding and obtain increased funding, as needed, under the Advanced Reactor Development Program ( ARDP ); (16) X-energy’s business with various governmental entities is subject to the policies, priorities, regulations, mandates and funding levels of such governmental entities and may be negatively or positively impacted by any change thereto; (17) X-energy’s limited operating history makes it difficult to evaluate its future prospects and the risks and challenges it may encounter; and (18) other risks and uncertainties separately provided to you and indicated from time to time described in filings and potential filings by X-energy, AAC or the post-business combination company with the U.S. Securities and Exchange Commission (the “SEC”). The foregoing list of factors is not exhaustive. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by investors as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of the Annual Report on Form 10-K, the Quarterly Reports on Form 10-Q, the proxy statement/prospectus related to the proposed business combination, when they become available, and the other documents filed (or to be filed) by AAC from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. These risks and uncertainties may be amplified by the conflict in Russia and Ukraine, rising levels of inflation and interest rates and the ongoing COVID-19 pandemic, which have caused significant economic uncertainty. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and X-energy and AAC assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by securities and other applicable laws. Neither X-energy nor AAC gives any assurance that either X-energy or AAC, respectively, will achieve its expectations. Use of Forecasts This presentation contains financial forecasts or forecasts with respect to X-energy’s forecasted financial results. Neither X-energy’s nor AAC’s independent auditors have not audited, reviewed, compiled or performed any procedures with respect to the forecasts for the purpose of their inclusion in this presentation, and accordingly, they did not express an opinion or provide any other form of assurance with respect thereto for the purpose of this presentation. These forecasts should not be relied upon as being necessarily indicative of future results. The assumptions and estimates underlying the prospective financial information are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties including with respect to costs and project timelines, that could cause actual results to differ materially from those contained in the prospective financial information. Accordingly, there can be no assurance that the prospective results are indicative of future performance of X-energy and actual results may differ materially from those presented in the prospective financial information including, especially, if the estimates and assumptions underlying the forecasts change significantly. Inclusion of the prospective financial information in this presentation should not be regarded as a representation by any person that the results contained in the prospective financial information will be achieved. All forecasts and estimates included in this presentation are approximations. Financial Information; Non-GAAP Financial Measures The financial metrics disclosed in this presentation have been prepared on a cash basis. Financial information related to X-energy’s performance and results of operations are based on the information available to X-energy at this time, and are subject to change. These results should not be viewed as a substitute for X-energy’s condensed consolidated financial statements prepared in accordance with GAAP that have been audited and reviewed by X-energy’s independent auditors. Accordingly, you should not place undue reliance on these results and key operating metrics. Valuations are as of the dates provided herein and do not take into account subsequent events, including the ongoing impact of COVID-19, the conflicts in Russia and Ukraine, and rising inflation and interest rates, which can be expected to have an adverse effect on certain entities identified or contemplated herein. Additional Information and Where to Find It This presentation is being made in respect of the proposed business combination. AAC has filed a registration statement on Form S-4 with the SEC (as amended from time to time) (File No. 333-269400), which includes a proxy statement and a prospectus of AAC, and each party will file other documents with the SEC regarding the proposed business combination. A definitive proxy statement/prospectus will also be sent to AAC’s shareholders, seeking any required shareholder approval, once ready. Before making any voting or investment decision, investors and security holders of AAC and potential investors in the post-business combination company’s are urged to carefully read the entire registration statement and proxy statement/prospectus, when they become available, and any other relevant documents filed with the SEC, as well as any amendments or supplements to these documents, because they will contain important information about the proposed business combination. The documents filed by AAC with the SEC may be obtained free of charge at the SEC’s website at www.sec.gov. In addition, the documents filed by AAC may be obtained free of charge from AAC at www.aresacquisitioncorporation.com. Alternatively, these documents, when available, can be obtained free of charge from AAC upon written request to Ares Acquisition Corporation, 245 Park Avenue, 44th Floor, New York, New York 10167, Attn: Secretary, or by calling 212 750 7300. Participants in Solicitation AAC and certain of its directors and executive officers may be deemed to be participants in the solicitation of proxies from AAC’s shareholders, in favor of the approval of the proposed business combination. For information regarding AAC’s directors and executive officers, please see AAC’s Annual Report on Form 10-K, its subsequent Quarterly Reports on Form 10-Q, and the other documents filed (or to be filed) by AAC from time to time with the SEC. Additional information regarding the interests of those participants and other persons who may be deemed participants in the proposed business combination may be obtained by reading the registration statement and the proxy statement/prospectus and other relevant documents filed with the SEC when they become available. Free copies of these documents may be obtained as described in the preceding section. Industry and Market Data In this presentation, X-energy and AAC rely on and refer to certain information and statistics regarding the markets and industries in which X-energy competes. Such information and statistics are based on X-energy’s management’s estimates and/or obtained from third party sources, including reports by market research firms and company filings. While X-energy and AAC believe such third party information is reliable, there can be no assurance as to the accuracy or completeness of the indicated information. X-energy and AAC have not independently verified the accuracy or completeness of the information provided by the third-party sources. Trademarks This presentation may contain trademarks, service marks, trade names and copyrights of other companies, which are the property of their respective owners, and X-energy’s and AAC’s use thereof does not imply an affiliation with, or endorsement by, the owners of such trademarks, service marks, trade names and copyrights. Solely for convenience, some of the trademarks, service marks, trade names and copyrights referred to in this presentation may be listed without the TM, © or ® symbols, but X-energy, AAC and their affiliates will assert, to the fullest extent under applicable law, the rights of the applicable owners, if any, to these trademarks, service marks, trade names and copyrights. © 2023 X-Energy Reactor Company, LLC, all rights reserved 2

Ares is a Compelling SPAC Partner for X-energy (1) Leading Partnership with Ares Acquisition Corporation Ares’ Sponsorship and Deep Infrastructure Investing Experience ~1,960 ~3,000 Portfolio >10 IPOs Institutional Companies Ares has successfully brought Relationships Deep executive network and over 10 IPOs to market collaboration across portfolio Significant relationships to companies • Ares Acquisition Corporation (“AAC”) is a special purpose acquisition assist value creation plan company with $485mm of cash-in-trust • Ares Management Corporation (NYSE: ARES) (“Ares”) is a leading global alternative asset manager with ~$360bn of AUM, ~2,615 employees and ~905 investment professionals ~$14bn >$11bn >$3bn Related capital costs for Committed across 265+ Invested or committed across o Given Ares’ robust sourcing and underwriting capabilities, AAC has greenfield generation and infrastructure opportunities 50+ climate infrastructure been highly selective in pursuing a business combination transmission projects opportunities since 2015 • Ares aims to be a leader in climate initiatives by incorporating sustainability further into select investments and business practices o Established track record in climate infrastructure with over $3bn invested or committed since 2015 in companies that, among other things, are working to accelerate the transition to a lower carbon (2) (1) Notable Accolades economy Private Equity Sponsor Renewables Investor of • Ares offers meaningful value creation capabilities for its investments of the Year 2020 the Year (North America) through an experienced public IR team, demonstrated track record of accessing the public markets and dedicated environmental, social and governance (“ESG”) team Note: As of March 2023. AUM amounts include funds managed by Ivy Hill Asset Management, L.P., a registered investment adviser and a wholly owned portfolio company of Ares Capital Corporation, a subsidiary of Ares 1) Investment experience shown includes invested capital from relevant investments made by Ares Infrastructure Opportunities (AIO) and Ares Direct Lending, including Ares Capital Corporation, that are consistent with AIO’s investment mandate 2) The performance, awards/ratings noted herein relate only to selected funds/strategies and may not be representative of any given client’s experience and should not be viewed as indicative of Ares’ past performance or its funds’ future performance; All investments involve risk, including loss of principal; Please see endnotes for additional information © 2023 X-Energy Reactor Company, LLC, all rights reserved 3

X-energy & Ares – A Differentiated Partnership Compelling Tailwinds in Clean Energy Advanced nuclear is a key component of the clean energy transition and energy security investment themes given its ability to decarbonize power and industrial end markets and provide reliable and continuous operations Significant Market Opportunity with Early Mover Advantages Need for clean, reliable secure energy drives significant addressable market opportunity. Strong customer pipeline of 30+ potential active engagements with multiple revenue streams Advanced Nuclear Technology Leader X-energy’s design drives enhanced safety, lower cost, faster construction timelines, and modular scalability vs. conventional nuclear; broader use cases vs. other SMR competitors, including as a replacement for carbon-intensive power and industrial applications Strong Government Support $1.2 billion of current funding from the Department of Energy’s (“DOE”) Advanced Reactor Demonstration Program ( ARDP”) – one of two demonstration awards out of many applicants Existing Shareholder and Strategic Support 100% rollover from existing investors and funding from key strategic partners, including The Dow Chemical Company (“Dow”) and Ontario Power Generation Inc. (“OPG”) Ares Sponsorship $75 million of total Ares commitments and $485 million of cash-in-trust © 2023 X-Energy Reactor Company, LLC, all rights reserved 4

Introduction & Company Overview © 2023 X-Energy Reactor Company, LLC, all rights reserved 5

Two Challenges in Nuclear is the only energy source for reliability and decarbonization Opposition “Always-on” baseload energy Global Energy Need to drastically Demand Up Reduce Carbon (1) 50% by 2050 Emissions Generates zero carbon emissions Can be flexibly located near Fossil fuels currently load centers supply ~80% of (2) global energy “Nuclear power plays a significant role in a secure global pathway to net zero” (3) 1) Source: EIA – International Energy Outlook (October 2021) 3) Source: IEA – Nuclear Power and Secure Energy Transitions Report (June 2022) © © 2 20 02 23 3 X X- -E En ne er rg gy y Rea Reacto ctor r Com Comp pa an ny y, , L LL LC, C, a all ll r righ ights ts r re ese ser rve ved d 6 6 2) Source: IEA – New IEA World Energy Outlook (October 2022)

Energy for the Future “ I founded X-energy because the world needs energy solutions that are clean, safe, secure, and affordable. With so much at stake, we cannot continue down the same path.” – Kam Ghaffarian, Founder Steam Turbines Nuclear Islands Expected EPZ Digital rendering of a Xe-100 4-pack (320MWe) © 2023 X-Energy Reactor Company, LLC, all rights reserved 7

X-energy at a Glance X-energy’s Advanced Nuclear Technology Founded in Rockville, MD 2009 Headquarters Our High Performing Reactor: Xe-100 Gen-IV High-Temperature Gas-cooled Reactors (HTGR) have Rooted in the nuclear 14 years of investment advantages in sustainability, economics, reliability, safety, and community with proximity to and development versatility in application the DOE and Nuclear Regulatory Commission Each reactor will be engineered to operate as a single 80 MWe (“NRC”) unit and is optimized as a four-unit plant delivering 320 MWe 50+ Years of ~400 R&D Employees Our Clean and Safe Fuel: TRISO-X Our reactors will use tri-structural isotropic (TRISO) particle Leading Gen IV nuclear Built upon years of R&D fuel, developed and improved over 60 years development and in high temperature gas (1) licensing team reactors TRISO is designed not to melt and can withstand extreme temperatures that are well beyond the threshold of current nuclear fuels $1.2bn Federal ~$610mm We manufacture our own proprietary version (TRISO-X) to ensure supply and quality control Funding Investment Selected for DOE's Capital invested to date Other Strategic R&D Initiatives Advanced Reactor with ~$150 million of We’re developing advanced concepts for nuclear power and (2) (3) Demonstration Program committed capital propulsion for potential military, critical infrastructure and space applications 1) As of March 2023 2) Awarded in December 2020 3) As of February 2023, includes $210mm of government funding, $103mm invested capital of Series C-2 financing, including a $30mm investment from Ares Management, and $45mm PIPE commitment from Ares Management © 2023 X-Energy Reactor Company, LLC, all rights reserved 8

Our Traction, Accomplishments & Risk Reduction to Date 2009 - 2014 2015 - 2018 2019 - 2021 2022 - 2023 Initial Concept Technical Development Focus Preparation for Commercialization Customer Wins & Commercialization Acceleration Founded X-energy hired fuel team and Clay Sell appointed CEO Signed framework by Kam began development of TRISO-X agreement to deploy Xe-100 Ghaffarian for industrial applications • Reactor engineering • Established Initiated commercialization track and Signed agreement to team in place, led by pebble fuel regulatory engagement with Canadian develop a four-unit Xe-100 at Dr. Eben Mulder & Dr. manufacturing Nuclear Safety Commission one of Dow’s Texas sites Martin Van Staden capability utilizing ARDP funding • Completed market • Began regulatory engagement Selected for DOE’s Advanced Groundbreaking of TRISO-X study and design with the NRC. Produced first Reactor Demonstration Program advanced nuclear fuel facility choices, and finalized pebble in pilot fuel facility (“ARDP”) (one of two demonstration design parameters awards out of many applicants) for Xe-100 Inflation Reduction Act passed, providing significant tax incentives for the deployment of advance nuclear reactors Note: Commercialization assumes regulatory approvals have been obtained to permit construction of the facility as projected. The regulatory process, including necessary NRC approvals and licensing, is a lengthy, complex process and projected timelines could vary materially from the actual time necessary to obtain all the required approvals. While there is some possibility of an expedited approval process for SMR technology, there is presently no clear path for expedited permitting © 2023 X-Energy Reactor Company, LLC, all rights reserved 9

Leadership Team: Deep Nuclear Roots, Technical & Business Pedigrees Average 25+ Years of Nuclear / Energy Experience with Specialty in Design, Operations, Government Relations and Public Markets Key Leadership Team Steve Miller Dr. Kam Ghaffarian J. Clay Sell Harlan Bowers Senior Vice President & Executive Chairman & Chief Executive Officer President General Counsel Founder 20+ years of energy experience; former 35+ years as a successful entrepreneur 25+ years of energy experience in 25+ years managing successful delivery Senior VP and General Counsel of across energy, space, contracting, and private and public sectors; former of spacecraft programs Constellation Energy Group’s Power technology Deputy Secretary of the U.S. DOE Generation business Dr. Martin van Staden Mark Mize Dr. Eben Mulder Dr. Pete Pappano Senior Vice President, Senior Vice President & Senior Vice President, Chief President, TRISO-X Xe-100 Engineering Chief Financial Officer Scientist 25+ years of energy experience; former 30+ years of experience in pebble-bed 18+ years of experience in graphite and 25+ years of experience in power CFO and Treasurer at multiple public design and architecture; former Chief fuel fabrication, including the U.S. DOE generation, including South Africa’s and private companies, including Scientific Officer of South Africa’s Pebble and Oak Ridge National Laboratory PBMR program Petrohawk Energy Bed Modular Reactor (PBMR) Program David Bannister Carol Lane Alan Ho Thomas Nixon Vice President, Major Vice President, Government Vice President, Chief Senior Vice President, Commercial Projects Affairs Procurement Officer Commercial Operations Execution 30+ years of project management 35+ years of technical, executive 40+ years in major company executive 25+ years in policy, legislative, and experience; led data center expansion at management, and nuclear power industry positions; built the Procurement Supply business development activities with the Google and was responsible for large experience, including Emirates’ Barakah Chain organization for Nawah, the executive branch and Congress nuclear construction projects at Bechtel Nuclear Project nuclear operating company for ENEC (1) ~400 Employees Including 45 PhDs and 104 Masters in Engineering / Science 1) As of March 2023 © 2023 X-Energy Reactor Company, LLC, all rights reserved 10

Key Investment Highlights Powerful Significant total addressable market (“TAM”) for advanced nuclear – a carbon-free, always-on generation Tailwinds in source capable of addressing the global need for clean energy Clean Energy Safe, Simplified and designed to be meltdown proof, the Xe-100 drives enhanced safety, lower cost, faster Advanced construction timelines and modular scalability with broader use cases vs. other SMR / conventional nuclear Nuclear competitors, including in carbon-intensive power and industrial applications Design Government Nuclear energy is garnering significant bipartisan support from U.S. government initiatives, including the Company’s current $1.2bn ARDP funding and substantial tax incentives in the Inflation Reduction Act (“IRA”) Support Growing External validation from blue-chip customers supporting a pipeline of 30+ opportunities, including potential Customer projects for Dow and OPG, both of whom have provided funding to X-energy Pipeline Attractive Capex-light, services-driven business model, including technology licensing, fuel sales and long-term Business recurring offerings, is designed to drive attractive free cash flow generation Model Innovative Forward-thinking team with an average 25+ years of experience in the nuclear / energy sectors. Management Management has deep capabilities in design, operations, government relations and public markets and is supported by 45 (1) PhDs and 104 Masters in Engineering / Science Team 1) As of March 2023 © 2023 X-Energy Reactor Company, LLC, all rights reserved 11

X-energy is Building Advanced Nuclear Technology © 2023 X-Energy Reactor Company, LLC, all rights reserved 12

X-energy Is Advancing Nuclear Energy Modular design and off-the-shelf Carbon-free, always-on generation components designed to drive source capable of addressing the scalability, accelerated timelines global need for clean energy and ability to manage construction Affordable Clean cost – revolutionizing the construction of nuclear reactors Radically simpler design with 1/6th the TRISO-X fuel is designed not to safety systems of a traditional melt. X-energy plants are designed to reactor. Reduction of components Simple Safe be meltdown proof and are built to enables predictability on costs. require no operator actions under Modular components designed to be adverse conditions road-shipped and assembled on site Load- Load-following capability can support X-energy plants are designed to deliver Versatile intermittent solar and wind power heat at high temperatures (565°C), Following generation. The Xe-100 is designed to providing a clean solution for various ramp up or ramp down between 40% use cases, including critical and full power in 12 minutes industrial applications © 2023 X-Energy Reactor Company, LLC, all rights reserved 13

X-energy & Gen IV SMRs are Key to the Energy Transition X-energy’s solution will outperform other energy sources on key criteria essential to decarbonization (1) SMRs Traditional Renewables Large-Scale Gen III+ / Gen IV Fossil Fuels (Solar & Wind) Nuclear Carbon-Free ûüüüü Power Reliable Baseload üûüüü Power Xe-100 is designed to ramp Efficient Load down to and up from 40% power üûûûü (2) Following in 12 minutes Xe-100 output steam Industrial Heat Use expected to achieve üûûûü Case temperatures well beyond Gen III+ SMRs Emergency Planning (3) -- -- Zone Within Site ûüü Boundary TRISO-X Fuel to be utilized in the Xe-100 is designed to be Fuel Safety ûüûûü meltdown proof Land Efficiency û/üûüüü Source: U.S. Department of Energy, U.S. Nuclear Regulatory Commission, Gen IV International Forum, Nuclear Innovation Alliance, Company websites 1) Advanced Small Modular Reactors (“SMRs”) 2) The Xe-100 is designed to ramp up or ramp down faster than the existing technologies 3) EPZ is expected to match site boundary and is subject to approval by the NRC © 2023 X-Energy Reactor Company, LLC, all rights reserved 14

Xe-100 – A Pioneering Gen IV Nuclear Reactor 80 MWe modular design & manufactured components designed to drive scalability, accelerated timeline and cost control Xe-100 Schematic • Each reactor module is connected to its own steam turbine Nuclear generator or process heat offtake, so modules can be Island TRISO-X constructed / operated independently, and even added as Modular & Fuel demand grows è Standardized Steam Generator • Onsite work is reduced, and a significant portion of quality control is shifted to centralized fabrication & integration facilities Reactor Core Steam at • Simpler, standardized design allows for mass production of 565°C Manufacturable, road-shippable components Road-Shippable è Components • In contrast, the complex design of traditional nuclear construction has required on-site construction Spent fuel • Xe-100 is designed to avoid the need for additional safety stored in systems canisters • Intrinsically safe design means 1/6th the safety systems of a Conventional Intrinsically Safe traditional reactor and fewer materials (e.g., ~95% less è Island concrete than legacy nuclear plants) Power Process • Simple control system with only 4 variables expected to allow for Generation Heat more automated operations & fewer personnel © 2023 X-Energy Reactor Company, LLC, all rights reserved 15

SMRs are Attractive Compared to Conventional Nuclear SMR’s lower capital costs, simplified operations and improved safety profile are a significant improvement over conventional nuclear (2) (1) Site-Bounded Emergency Planning Zone (“EPZ”) Xe-100 Conventional Nuclear 320 MWe 4-Pack ~1,150 MWe Power powers ~240k homes powers ~900k homes X-energy expected EPZ • Baseload Power (~26 acres) Applications • Load-Following • Baseload power • Industrial-Grade Steam Typical Large • Fully-Automated Fuel Handling Requires shutdown for Scale Nuclear Refueling • Online Refueling refueling every 18 – 24 months EPZ (10-mile radius) Acreage 26 acres 500 acres (3) Lower Capital Cost Makes SMRs More Accessible to Customers Construction 3-4 Years 8-10+ Years Timeline $4,140mm “SMRs provide more certainty of ~96 for Xe-100 four-pack (320 MWe) achieving a predicted cost with # of Site ~212 for three Xe-100 four-packs 400 reduced risk of overrun.” – DOE Employees (960 MWe) $1,150mm High-assay low-enriched uranium Low-enriched uranium Fuel (~15.5% enriched) (<5% enriched) $288mm Containment is primarily provided by Large steel and concrete containment Containment Advanced SMR Advanced Large Light Water TRISO-X fuel structure DOE NOAK overnight capital Reactor cost illustratively applied to an DOE NOAK overnight capital cost 80-320 MWe SMR. illustratively applied to a 1,150 1) Represents Westinghouse AP1000, the most recently constructed conventional nuclear plant in the U.S. MWe AP1000. 2) Represents illustrative location, not an actual Xe-100 location 3) U.S. Department of Energy – Pathways to Commercial Liftoff: Advanced Nuclear (March 2023). Assumes target NOAK capital cost of $3,600/kW, inclusive of 30% ITC © 2023 X-Energy Reactor Company, LLC, all rights reserved 16

TRISO-X Fuel – Intrinsic Safety (1) The Department of Energy describes TRISO fuel as “the most robust nuclear fuel on Earth” It retains waste and fission products within the fuel during all foreseeable adverse conditions, even worst-case accidents, and it is designed not to melt • X-energy manufactures its own proprietary TRISO encapsulated fuel (“TRISO-X”) to ensure supply & quality control. TRISO Fuel has a 60+ year demonstrated track record through prototype and full-scale reactors • HALEU-based fuel like TRISO-X increases burnup and efficiency, which decreases costs • Because TRISO-X Fuel IS a containment vessel and is designed not to melt, the Xe-100 does not require large, expensive concrete & steel containment structures • The low reactor power density and self-regulating core design means that if cooling stops, the core naturally shuts down. This prevents the reactor from melting under foreseeable adverse conditions and requires no operator actions under such adverse conditions • Physics, not mechanical systems, ensures safety Fuel Process Step 1 Step 2 Step 3 Step 4 èèè ~15.5% Enriched Uranium TRISO Fuel Particle TRISO-X Fuel Pebble Pebble Bed Kernel (~1mm Diameter) (60mm Diameter) >200,000 pebbles form the Feedstock sourced from core of each Xe-100 reactor Uranium kernel encased in ~18,000 TRISO particles per third parties carbon and ceramic layers pebble set in graphite matrix 1) Source: Office of Nuclear Energy – TRISO Particles: The Most Robust Nuclear Fuel on Earth (July 2019) © 2023 X-Energy Reactor Company, LLC, all rights reserved 17

North America’s First Commercial Advanced Nuclear Fuel Fabrication Facility Digital rendering of a TRISO Fuel Facility © 2023 X-Energy Reactor Company, LLC, all rights reserved 18

Fuel Facility Construction Progress Proven Fuel Demonstration Facility Construction of Fuel Facility X-energy TRISO-X Fuel Fabrication Pilot Facility at Oak Ridge National Laboratory Groundbreaking for X-energy’s TRISO-X facility in Oak Ridge, TN in October 2022 North America’s First Commercial Advanced Nuclear Fuel X-energy’s TRISO-X Pilot Facility has been operational since 2017 Fabrication Facility • Features commercial scale singular process line for X-energy TRISO-X • Submitted Category II Fuel Fabrication Facility safety related application to NRC patented fuel manufacturing process in April 2022 and the environmental report in September 2022. In November 2022, the NRC docketed and accepted the application for review • X-energy’s pilot facility employs the same techniques and technologies as those o DOE supported application for fuel facility that will be used in the fuel facility being constructed in Tennessee • Final Fuel Facility Equipment Design Layout completed in Q4 2022 • NRC is familiar with process and has visited site to observe pilot manufacturing • The Fuel Fabrication Facility is designed to handle up to 5 metric tons of uranium per year once fully built-out • Presently producing kilogram batch quantities for commercial contracts, o Additional Fuel Fabrication Facilities to be staged according to demand validating TRISO-X product and increasing demand schedule and optimal capital allocation © 2023 X-Energy Reactor Company, LLC, all rights reserved 19

Versatility Creates Opportunity for New Nuclear Applications X-energy is targeting end-markets beyond just conventional power generation to satisfy diverse decarbonization needs Conventional High-Temperature Power Steam for Generation Industrial Use Replace & Canadian Oil Sands Re-Use Legacy Decarbonization Coal Sites Clean Critical 24/7 Hydrogen Data Center Production Power Load Following to 24/7 Power for Complement Remote Sites Xe-1 Mobile Renewable Use © 2023 X-Energy Reactor Company, LLC, all rights reserved 20

Versatility Creates Opportunity for New Nuclear Applications (Cont’d) Xe-100 could enable bespoke solutions for the world’s most challenging decarbonization efforts Repurposes Coal Facilities Supports Industrial Applications Enables Clean Hydrogen Production DOE identified ~315 operating and retired X-energy can provide cost-competitive, X-energy can provide clean electricity to coal plant sites (~260 GWe) in 2022 as carbon-free process heat and power to power Hydrogen Hubs candidates for a coal-to-nuclear transition industrial facilities • Nuclear overnight costs could decrease by ~15- • Transportation and industry comprise >50% of US • Hydrogen has the potential to become one of the 35% vs. greenfield construction projects through emissions, 2x that of the electricity grid principal fuels in a low-carbon economy, but it is reuse of coal facility infrastructure highly energy intensive to produce • Potential to increase regional economic activity by • Compared to the intermittent sources of wind and up to $275 million and add hundreds of permanent solar energy, the Xe-100 can provide a reliable jobs to the region while decreasing greenhouse source of energy to power the production of pink gas emissions by 80%+ hydrogen Source: Office of Nuclear Energy – “DOE Report Finds Hundreds of Retiring Coal Plant Sites could Convert to Nuclear” (September 2022); DOE – “Investigating Benefits and Challenges of Converting Retiring Coal Plants into Nuclear Plants” (September 2022); EPA – “Sources of Greenhouse Gas Emissions” (August 2022) © 2023 X-Energy Reactor Company, LLC, all rights reserved 21

X-energy’s Thermal Output is Well Positioned to Satisfy Most Industrial Applications Steam Output Temperature 100 °C 200 °C 300 °C 400 °C 500 °C 600 °C 700 °C 800 °C 900 °C 1,000 °C HTSE and Thermo-Chemical Hydrogen Production 800-1,000°C Coal Gasification Hydrogen Steam Reforming 500-900°C Biomass Hydrothermal Gasification Cogeneration of Electricity / Steam 350-800°C “[High Temperature Gas-Cooled Reactors] have the most market potential for Oil Shale & Oil Sand Processing 300-600°C supplying industrial heat applications” Petroleum Refining 250-550°C – Ethanol Concentration 80- Seawater Desalination 200°C District Heating Gen III+ SMRs Source: Steam output temperatures based on respective SMR technology and selected public company disclosure © 2023 X-Energy Reactor Company, LLC, all rights reserved 22

Competitive Position Reinforced by $1.2 Billion ARDP Grant X-energy’s selection for the DOE’s Advanced Reactor Demonstration Program represents a critical advantage over other competitors Construction of the Commercialization of ARDP to Support: 1 Design of the Xe-100 2 3 first fuel facility the first reactor What ARDP Selection Means to X-energy In December 2020, X-energy was selected to receive $1.2bn in funding to deliver a first-of-a-kind commercial advanced nuclear plant and TRISO-X fuel fabrication facility ü Recognition from the DOE as an advanced reactor technology of choice (one of two demonstration awards out of many applicants) (1) ü Provides funding to support design, licensing, commercialization and construction of the first-of-a-kind reactor ü Facilitates first customer deployment ü Strengthens DOE’s support of the advancement of TRISO fuel In May 2020, the DOE announced the ARDP to accelerate the development of advanced nuclear reactors through cost-share partnerships, believing that advanced nuclear energy systems hold enormous potential to lower emissions, create new jobs and build a stronger economy Note: Commercialization assumes regulatory approvals have been obtained to permit construction of the facility as projected. The regulatory process, including necessary NRC approvals and licensing, is a lengthy, complex process and projected timelines could vary materially from the actual time necessary to obtain all the required approvals. While there is some possibility of an expedited approval process for SMR technology, there is presently no clear path for expedited permitting 1) In November 2021, President Biden signed into law the Infrastructure Investment and Jobs Act, which included $2.5bn of appropriated funding for ARDP through 2025 © 2023 X-Energy Reactor Company, LLC, all rights reserved 23

X-energy and Dow Partner to Decarbonize Industrial Processes On March 1, 2023, Dow and X-energy announced their entry into an agreement to build the Xe-100 under the ARDP • Dow and X-energy have signed a joint development agreement (“JDA”) and on May 11 announced that they intend to deliver the first advanced nuclear reactor at Dow's UCC Seadrift Operations manufacturing site ( Seadrift ) in Texas by the end of the decade. The project is expected to decarbonize the manufacturing of specialty chemical products by providing process heat and power nd • Seadrift is Dow’s 2 largest facility in Texas and the site’s power and steam needs Dow is one of the world’s largest diversified match the anticipated capabilities of the Xe-100 – a key reason why the Xe-100 chemical manufacturing companies was selected • The project will benefit from ARDP grant proceeds provided by the U.S. Department of Energy, as well as the incentives included in the Inflation Reduction Act • The JDA is driven by Dow’s corporate commitment to reduce its net annual carbon emissions by 5 million metric tons versus its 2020 baseline (15% reduction) • Proposed Seadrift site emission reductions of 440,000 MT CO2e / year would set a strong precedent for other industrial decarbonization use cases • The JDA supports up to $50mm in engineering work, including the preparation and submission of a Construction Permit application to the NRC • Dow and X-energy expect construction to begin in 2026 and to be completed by the Digital rendering of Dow’s planned advanced nuclear facility in Seadrift, Texas end of the decade “ The collaboration with X-energy and the DOE will serve as a leading example of how the industrial sector can safely, effectively and affordably decarbonize.” – Jim Fitterling, Dow Chairman and CEO Note: Commercialization assumes regulatory approvals have been obtained to permit construction of the facility as projected. The regulatory process, including necessary NRC approvals and licensing, is a lengthy, complex process and projected timelines could vary materially from the actual time necessary to obtain all the required approvals. While there is some possibility of an expedited approval process for SMR technology, there is presently no clear path for expedited permitting © 2023 X-Energy Reactor Company, LLC, all rights reserved 24

Meaningful Customer Support Industry leaders in both power generation and industrial applications recognize the Xe-100’s ability to facilitate decarbonization Energy Northwest is a Washington state public power Grant County Public Utility District (“GCPUD”) is a OPG is the third largest utility in Canada and one of joint operating agency and a premier provider of member of Energy Northwest and a public utility in the largest, most diverse power producers in North carbon-free electricity Washington state America • Energy Northwest remains committed to deploying • GCPUD is considering a deployment of the Xe-100 • On July 12, 2022, OPG and X-energy signed a advanced nuclear technology in Washington state in Grant County by 2032, after a competitive framework agreement to deploy Xe-100 reactors selection process for industrial applications in Canada • Energy Northwest expects to build the Xe-100 on the site of its WNP-1 reactor project, located within • Grant County is seeking new sources of reliable, • OPG is the first utility to announce intention to the Hanford Nuclear Reservation in eastern affordable and emissions-free electricity to support promote application of SMR’s to industrial heat Washington its rapidly growing population, which has outpaced applications the U.S. annual growth rate 28 out of the last 30 • Energy Northwest has received considerable years, and continued strong demand from project interest from both utility and industrial • OPG has made multiple investments into X-energy commercial customers like data centers customers – with a fast-approaching need for new and has a board seat, demonstrating OPG’s sources of carbon-free energy – and the agency commitment to X-energy’s future success remains focused on pursuing a deployment this decade “Working with X-energy on the Xe-100, we can help “The X-energy Xe-100 is Energy Northwest’s “We’ll learn from the lessons of this first deployment heavy industry reach climate change goals by preferred small modular reactor technology” with Dow, so that we may quickly follow with our Xe- using clean, safe electricity and high temperature 100 plant in Grant County by 2032” steam efficiently produced through evolutionary nuclear technology” – Ken Hartwick, OPG President and CEO – Bob Schuetz, Energy Northwest CEO – Kevin Nordt, GCPUD’s Chief Resource Officer Source: Grant County Economic Development Council © 2023 X-Energy Reactor Company, LLC, all rights reserved 25

Growing Customer Pipeline X-energy’s current pipeline represents 30+ estimated opportunities across a variety of use cases and geographies Tier I – Advanced Partnerships In active negotiations with six parties, each with unique use cases Confidential Confidential European Utility U.S. Utility Signed joint development Signed framework Xe-100 is preferred SMR Considering deployment of Looking to replace legacy Focused on meeting site agreement to support the agreement to deploy Xe- technology, and is Xe-100 in Grant County by (Generation II) nuclear demand needs and development and 100s at industrial sites in committed to deploy 2032 assets modular scalability over commercial demonstration Ontario and throughout advanced nuclear technology time of the country’s first Canada in Washington state advanced nuclear reactor Classification Potential Customers Proposed Use Cases Customer Geography Advanced Partnerships Tier I 6 Parties In negotiations with five parties, each with unique use cases Electricity Industrial Heat Coal Replacement Actively Engaged 7 Parties Tier II In discussions on potential project specifications Hydrogen Mining Early Discussions Data Center Tier III Pursuing customer with multiple conversations to assess the Xe- 22 Parties 100 as a decarbonization solution 30+ Parties © 2023 X-Energy Reactor Company, LLC, all rights reserved 26

Market Overview © 2023 X-Energy Reactor Company, LLC, all rights reserved 27

Global Macro Themes Drive Support for Nuclear (1) Net-zero targets require substantial build-out of clean, firm generation resources that can reach many sectors of the economy (2) (3) Nuclear Can Support Decarbonization Beyond Electric Power Estimated Capacity Additions Required to Achieve Net-Zero in the US (GW) • The DOE projects that the US will need to add ~550-770 GW of clean, firm capacity to achieve net-zero emission targets by 2050 Commercial & Agriculture Residential 3,878 10% 13% 2,669 2,596 Total U.S. Greenhouse Gas 1,175 Electric Power Transportation Emissions by 25% 29% Economic Sector (2) (2021) 1,278 515 205 537 866 +~770 979 +~550 745 GW GW 206 Industry 2021 Higher Renewable Case Lower Renewable Case 23% 2050 2050 (1) Clean, Firm Non-Clean, Firm Variable 1) Firm power refers to generation sources that can provide stable energy supply during all seasons and during periods of weeks up to months, including nuclear, natural gas with carbon capture and renewables with long-duration storage 2) EPA – Sources of Greenhouse Gas Emissions (April 2023) 3) U.S. Department of Energy – Pathways to Commercial Liftoff: Advanced Nuclear (March 2023). Per the DOE, the Pathways to Commercial Liftoff reports were developed through extensive stakeholder engagement and a combination of system- level modeling and project-level financial modeling. The DOE’s ‘Lower Renewables Case’ assumes renewables buildout bounded by limitations from transmission, land use, regional characteristics, etc. implying increased need for clean, firm generation to achieve the same Net Zero goals by 2050; the DOE’s ‘Higher Renewables Case’ assumes higher renewables buildout (i.e., more variable renewables capacity) and therefore a lower buildout of clean, firm generation is needed © 2023 X-Energy Reactor Company, LLC, all rights reserved 28

Clean Energy Transition Drives Market Opportunity X-energy is well positioned to address the potential ~200 GW market for SMRs in the United States (1) DOE Modeling Scenarios of Advanced Nuclear Capacity by 2050 (GW) Est. FOAK to NOAK LCOE Ranges of Clean, Firm Resources ($/MWh) FOAK with Tax High Infrastructure / Renewables Limitations Low $119 Credits $109 108 GW $99 233 GW 455 GW $69 $66 NOAK $63 with Tax (1) • DOE system modeling results indicate demand for ~200 GW of new Credits nuclear capacity, comparing favorably with other clean, firm options Advanced Nuclear (2) Renewables with Storage Natural Gas with Carbon including renewables paired with long duration energy storage and fossil for 24/7 Load Matching (3) Capture and Storage (4) fuel generation with carbon capture • Decarbonizing the last ~20% of the grid would be very difficult and expensive without firm power. As renewables penetration rises and the 200 GW of new nuclear additions would value of grid stability provided by firm power increases, the DOE represent 625 X-energy 4-pack reactors expects advanced nuclear to be an attractive option 1) U.S. Department of Energy – Pathways to Commercial Liftoff: Advanced Nuclear (March 2023). Per the DOE, the Pathways to Commercial Liftoff report was developed through extensive stakeholder engagement and a combination of system-level modeling and project-level financial modeling. The DOE’s modeling scenarios (Low, Infrastructure / Renewables Limitations, High) reflect the range of potential outcomes for advanced nuclear capacity by 2050 per their models as presented in the report. Throughout the report, the DOE uses 200 GW of new advanced nuclear power capacity as a benchmark for substantiating what it would take to deploy at scale, a mid-point from modeling exercises that appears ambitious yet achievable. 2) Advanced nuclear estimated levelized cost of electricity (“LCOE”) from $3,600/kW (NOAK) and $9,000/kW (FOAK) overnight capital cost and includes 30% Investment Tax Credit (“ITC”) 3) Renewables with storage for 24/7 load matching from Long Duration Energy Storage Council’s “A path towards full grid decarbonization with 24/7 clean Power Purchase Agreements,” and the LCOE is calculated as (annualized cost of renewable generation + storage capacity) / clean energy delivered to the off-taker excluding additional costs or revenues that would impact final power purchase agreements’ price and includes the ITC for the full investment cost of the facility 4) Natural gas with carbon capture and storage numbers from the McKinsey Power Model and includes the 45Q tax credit © 2023 X-Energy Reactor Company, LLC, all rights reserved 29

Policymakers Recognize the Importance of Nuclear to Address the Global Need for Clean Power United States International I have long supported the It can’t be done with wind and Nuclear is the only form of reliable, low carbon electricity generation which commercialization of advanced solar alone. We have to be a has been proven at scale and returns more than a hundred times as much nuclear technologies as a zero- country that steps up and says it power as a solar site of the same size. We can only secure a big enough emission source of baseload has to be…new advanced baseload of reliable power for our island by drawing on nuclear. energy. nuclear energy. British Energy Security Strategy (2022) Senator Joe Senator Cory £700 (1) UK Base Electricity Futures Manchin Booker (D-NJ) (GBP per megawatt hour) £600 (D-WV) (2021) (2019) £532 £500 Nuclear energy is a very clean, Nuclear has to be part of the £400 very reliable way to generate array of clean energy £300 energy safely - as we do every technologies, zero-carbon £200 single day in this country in emitting baseload power. £100 multiple sites. £131 £0 Jennifer Dec-21 Mar-22 Jun-22 Sep-22 Dec-22 Senator Marco Granholm, U.S. Rubio DOE Secretary (R-FL) (2022) (2022) Nuclear Energy – as a non-emitting source of energy – is critical to the achievement of Canada's and the world’s climate goals. Billions allocated to nuclear in every recent significant energy-related legislation (e.g., Inflation Reduction Act, Infrastructure Act) with Jonathan Wilkinson, Natural Resources strong bipartisan support under both Republican and Democratic Minister (CNA) (2022) Presidential Administrations 1) FactSet as of December 2, 2022 © 2023 X-Energy Reactor Company, LLC, all rights reserved 30

Inflation Reduction Act Represents a Significant Increase in U.S. Government Support for the Advanced Nuclear Industry New U.S. government support will meaningfully accelerate the deployment of advanced nuclear reactors U.S. Government Funding for Advanced Nuclear ($ in millions) Investment tax credits of up to 50% of initial ü Inflation Reduction Act’s Investment Tax Credit and capital costs or inflation-adjusted production Production Tax Credit represent a meaningful increase (2) tax credits for advanced nuclear in government support for advanced nuclear. Investment tax credits can equal up to 50% of initial capital cost ü$700mm has been slated in appropriations to support the availability of HALEU nuclear fuel for research, development and demonstration ü The IRA has increased the DOE’s loan guarantee program to $250bn, which could be applicable to certain advanced nuclear projects ~$3,500 Case Study: Solar Industry Demonstrates Tax Credit Impact Since the solar Investment Tax Credit was enacted in 2006, the (1) Previously Announced Programs Inflation Reduction Act (3) U.S. solar industry has grown by more than 200x 1) Includes Research Funding (i.e., average annual research funding for advanced nuclear since 2009 according to DOE) of $66mm, Project Pele of $40mm, HALEU Demonstration program of $170mm and ARDP of $3.2bn 2) Inflation Reduction Act includes $700mm to support HALEU and also provides our customers the option of electing either the Investment Tax Credit or the Production Tax Credit (see next page for additional detail) 3) Source: Solar Energy Industries Association – Solar Investment Tax Credit (August 2022) © 2023 X-Energy Reactor Company, LLC, all rights reserved 31

IRA Provides Significant Support for SMR Deployment Up to $880mm in tax credits per 4-pack reactor enhances SMR economics for customers (1) (2) Clean Electricity Production Tax Credit (§ 45Y) Clean Electricity Investment Tax Credit (§ 48E) Up to ~60 cents per dollar of construction costs, assuming a 20% Up to ~$88 million potential tax credits to customer per 4-pack Per Customer investment tax credit cost step up, of potential tax credits to reactor per year for 10 years, adjusting each year for inflation Benefit customer, claimed in the year when the plant is placed in service Customers will have the option to select the Production Tax Credit or the Investment Tax Credit depending on which is most advantageous 20% 320MWe 8,760,000 3.30 $1.00 Anticipated plant 95% (converting 50% Investment ¢/kWh tax of overnight Investment Tax Potential Value (4-pack of utilization MWe to Tax Credit (4) credit construction costs Credit Cost Step Creation (3) 80MWe) kWh) (5) Up Tax credit of 1.5¢/kWh adjusted annually for inflation (2.75¢/kWh in 2022) of Tax credit of 30% of the initial capital cost in a facility electricity produced and sold for 10 years of electricity production § + 10% boost if reactor is in an energy community (e.g. former § + 10% boost if reactor is in an energy community (e.g. coal mine or brownfield site) former coal mine or brownfield site) How it Works § + 10% boost if reactor constructed with domestic iron and steel (or an § + 10% boost if reactor constructed with domestic iron and exception applies) and a minimum of 40% domestic manufactured steel (or an exception applies) and minimum percentage of product domestic manufactured products = up to 50% tax credit on upfront capital costs = 3.30¢/kWh total credit Note: See end note for key assumptions © 2023 X-Energy Reactor Company, LLC, all rights reserved 32

Support for Nuclear Continues to Gain Momentum Majority of states either already have nuclear facilities or are supportive of adopting SMR development Montana – Passed Washington – Enacted Indiana – Passed state legislation to ease state Nebraska – State bill West Virginia – Governor Justice Clean Energy law directing state PUC authorization to build new passed to provide tax signs bill eliminating the state’s Transformation Act to adopt rules for building nuclear reactors incentives for SMRs ban on development of nuclear requiring phase-out of Inflation Reduction Act SMRs and offering (2022) (2021) energy sources (2022) fossil fuels financial incentives (2019) Investment / Production Tax Credits (2022) $700mm HALEU Support Wyoming – Governor Gordon signed legislation to allow retired coal and gas facilities to be replaced with SMRs (2020) and to provide tax incentives for SMR projects (2022) Advanced Reactor Virginia – Governor Demonstration Program Youngkin proposes SMR in State Energy Plan and Additional $2.5 billion from the Bipartisan to make Virginia a Infrastructure Law nuclear hub (2022) Policies in place or under consideration to support States with utilities that already operate advanced nuclear nuclear facilities Source: PA Consulting (March 2023) © 2023 X-Energy Reactor Company, LLC, all rights reserved 33

Progress on U.S. Regulatory Process Key NRC Milestones We are a frontrunner in the deployment of advanced reactors; current scope of work under the Dow joint development Q2 2022: X-energy submitted first ever Category II Fuel Fabrication facility license agreement includes the preparation and submission of the site- application to the NRC; application accepted for review in Q4 specific construction permit application to the NRC The Company is pursuing a well-established, risk-informed licensing process in the U.S., pursuant to regulations at 10 C.F.R. Part 50, that has Submitted 8 topical reports and 10 white papers to the NRC to date been used by more than 100 reactors (including nearly all currently licensed reactors), and the design review process in Canada, each to enable an efficient and timely evaluation of the design Example Topical Reports • This approach enables X-energy to seek approval efficiently for its advanced reactor design in the U.S. within the existing regulatory framework • The NRC has familiarity with high temperature gas cooled reactors from the Next Generation Nuclear Plant project and ongoing advanced reactor activities Industry leading licensing team of 15 professionals in continuous engagement with the NRC, facilitated by our close proximity to the NRC in Rockville, MD Topical reports address aspects of the Xe-100 that may be new or different for the agency. Submitting reports early in the process is meant to increase the overall efficiency of the licensing process • Once the NRC has approved a topical report, it can be relied upon in a plant-specific licensing action (subject to applicability) © 2023 X-Energy Reactor Company, LLC, all rights reserved 34

Financial Summary © 2023 X-Energy Reactor Company, LLC, all rights reserved 35

Capex light, Services-Driven Business Model Drives Attractive Financial Metrics Project Services Description • Licensing fees for use of proprietary Xe-100 technology • X-energy to coordinate assembly & construction support Licensing Fee Reactors rd with customers and 3 party vendors – X-energy is not anticipated to hold inventory associated with assembly & construction • With knowledge and expertise on licensing, Project Planning construction, procurement and other processes, X- energy intends to provide customers with a suite of Regulatory Support value-added services during development of the Services reactor Procurement Support • Expected to generate long-term recurring revenue Ongoing Long-Term streams (including ongoing maintenance, operator Services training, etc.) through the 60+ year life of a facility • X-energy to provide customers with initial fuel load and intends to also generate additional long-term recurring revenue streams from TRISO-X required to refuel plants for the 60+ year life of a facility Initial Fuel Load • X-energy does not intend to bear any inventory risk Fuel Annual Refueling associated with uranium or fuel and instead provides services for customers • X-energy has no responsibility for management of spent fuel © 2023 X-Energy Reactor Company, LLC, all rights reserved 36

Illustrative Unit Economics: Xe-100 4-Pack (320MWe) Timing Cash Revenue Estimated Category Gross Margin T-6 T-5 T-4 T-3 T-2 T-1 COD T+1Æ LT (1) FOAK NOAK Xe-100 Licensing Fees 100% $75mm $250mm 20% 20% 60% Fuel Initial Load 5-10% $120-130mm $95-105mm 100% Refueling 5-10% $20-30mm / Yr. $20-30mm / Yr. Services Project Planning ~25% ~$10mm / Yr. ~$10mm / Yr. (2) Regulatory & Procurement Support 7-9% ~$300mm / Yr. ~$250mm / Yr. Commissioning Support 60-70% $90-100mm $80-90mm 100% Long-Term Services ~20% ~$7mm / Yr. $4-5mm / Yr. Note: Assumes 60-year life of plant 1) Model assumes X-energy achieves NOAK status after 25 reactors are put into commercial operation (with each Xe-100 4-Pack including 4 reactors) 2) Management would expect to capture the higher end of the estimated gross margin range on NOAK deployments while the majority of procurement cost savings are still passed on to the customer © 2023 X-Energy Reactor Company, LLC, all rights reserved 37

Illustrative Unit Economics: Xe-100 4-Pack (320MWe) (Cont’d) ILLUSTRATIVE 4-PACK REACTOR (320MWe) ECONOMICS 60-Year Life ($USD in millions) T-6 T-5 T-4 T-3 T-2 T-1 COD T+1 LT of Plant Licensing Fee - $50 $50 - - - - $150 - $250 Fuel - - - - - - 125 25 1,450 1,600 Services 10 10 250 250 250 250 90 5 261 1,375 Revenue $10 $60 $300 $250 $250 $250 $215 $180 $1,711 $3,225 Licensing Fee - $50 $50 - - - - $150 - 250 % Gross Margin 100% 100% 100% 100% Fuel - - - - - - 9 2 109 120 % Gross Margin 8% 8% 8% 8% Services 3 3 23 23 23 23 56 1 52 204 % Gross Margin 25% 25% 9% 9% 9% 9% 63% 20% 20% 15% Gross Profit $3 $53 $73 $23 $23 $23 $66 $153 $161 $574 % Gross Margin 25% 88% 24% 9% 9% 9% 31% 85% 9% 18% Note: Illustrative 4-pack of Xe-100s (320 MWe) economics assume mid-point of estimated gross margins and cash revenues, NOAK status achieved and 60-year life of plant © 2023 X-Energy Reactor Company, LLC, all rights reserved 38

Delivery Schedule & Other Key Assumptions (1) COD Schedule Range Other Key Assumptions 20 • The ARDP grant and compensation from our partner are treated as revenue, with the Company expecting to recognize ~$4.0-4.75bn of revenue vs. (2,3) ~$4.75-5.75bn of total program costs incurred from 2023 to 2029 o The expected revenue is split, with ~$1.2bn of government funding awarded to 16 date and the remaining revenue assumed to come from the government and (4) our partner 14 o ~82.5-85.0% of total ARDP costs expected to be incurred in 2024-2028 as ARDP enters the procurement and construction phase ARDP o ~15.0-17.5% of program costs are not assumed by the government or our ARDP partner but instead are costs to us. Of this amount, ~80.0-85.0% is 12 12 expected to be incurred between 2023-2025 o Upon completion of ARDP, X-energy is expected to have finished (i) the design 10 of the Xe-100, (ii) licensing of a 4-pack of Xe-100 reactors, (iii) the assembly and construction of the first 4-pack of Xe-100 reactors and (iv) the licensing and 7 the construction of a 5 MTU Fuel Fabrication Facility (additional Fuel Fabrication Facilities to be staged according to demand schedule and optimal capital allocation) 5 • Target annual capital expenditures of 3-7% of total revenue (excluding 2 (5) ARDP) beginning in 2028 (6) Other • SG&A of 1.0-1.5% on commercial sales (excluding ARDP) 1 • FCF breakeven estimated to be achieved upon receiving pre-COD revenue (7) related to the first 1-3 Xe-100 4-pack commercial sales Year 0 Year 2 Year 4 Year 6 Steady-State Note: Commercialization assumes regulatory approvals have been obtained to permit construction of the facility as projected. The regulatory process, including necessary NRC approvals and licensing, is a lengthy, complex process and projected timelines could vary materially from the actual time necessary to obtain all the required approvals. While there is some possibility of an expedited approval process for SMR technology, there is presently no clear path for expedited permitting 1) Represents COD schedule range for a 4-pack of Xe-100s (320 MWe) in terms of number of 4-packs reaching COD per year 2) Substantially all of the ARDP program costs are anticipated to be realized by 2029; anticipate program costs related to commissioning and reserves in 2030 3) As of March 31, 2023, the U.S. government has only awarded ~$1.2bn of funding under the ARDP and will need to increase the amount awarded under the ARDP or provide funding from another source in order for the Company to recognize the expected revenues described above. While the Company believes government funding will increase due to strong support for the ARDP, there can be no assurances that such funding will be obtained at the expected levels, or at all. The termination of the ARDP or lack of sufficient funding under the ARDP or from any other source could have a material adverse effect on our business, financial condition, results of operations and cash flows 4) Terms of cost sharing agreement subject to ongoing negotiations with X-energy’s partner; assumes ARDP funding remains proportional, which is subject to negotiation with DOE and future authorization and appropriation processes, the outcome of which are uncertain 5) Target capital expenditures expected to support the build-out and maintenance of fuel facilities to manufacture TRISO-X fuel. Statements of expectations constitute forward-looking statements, and are subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond the control of the Company and its management and are based upon assumptions with respect to future decisions and expectations regarding cost, material availability and other assumptions, which are subject to change. Actual results may vary and these variations may be material. Nothing in this presentation should be regarded as a representation by any person that these expectations will be achieved and the Company undertakes no duty to update its expectations 6) SG&A costs are assumed in the projected ARDP program costs 7) Excluding the ARDP project © 2023 X-Energy Reactor Company, LLC, all rights reserved 39

Transaction Overview © 2023 X-Energy Reactor Company, LLC, all rights reserved 40

Transaction Overview Summary Illustrative Pro-forma Valuation § Pre-money equity value of $1.8 billion in the SPAC merger, reflecting $1,697 Transaction Share Price $10.00 million of X-energy Equity Rollover and $103 million of Series C-2 Financing Pro-forma Shares Outstanding 232 § $103 million secured from investors in a private round of financing (“Series Equity Value $2,321 C-2 Financing”), including $30 million from Ares and $73 million from OPG, (4) (-) Pro-forma Net Cash (442) Segra Capital Management and others (1) (1) (+) Preferred Equity 20 § $20 million PIPE commitment by Ares Management (the “PIPE Financing”) Enterprise Value $1,899 § All net proceeds raised will go to the balance sheet § For illustrative purposes, the sources and uses below reflect the Series C-2 (5,6) Illustrative Pro-forma Ownership (%) at Closing Financing, PIPE Financing and SPAC Transaction as if they closed at the same time Series C-2 (7) Ares 4% Sources ($ in millions, except per share values) 4% (2) AAC Cash-in-Trust $485 (3) SPAC Existing Series C-2 Financing 103 Shareholders (1) PIPE Financing 20 20% X-energy Equity Rollover 1,697 Total Sources $2,305 Uses Rollover Equity X-energy Equity Rollover $1,697 72% Cash to Balance Sheet 515 Estimated Transaction Fees 93 Total Uses $2,305 Note: Ares Acquisition Corporation (“AAC”), Ares Management Corporation (“Ares Management”) and its affiliates and/or investment vehicles are collectively referred to herein as “Ares” 1) Assumes minimum PIPE Commitment given proceeds from Cash-in-Trust, PIPE and Series C-2 Financing greater than $400 million. For proceeds less than $400 million, X-energy receives PIPE commitment from Ares Management up to $45 million 2) Based on the Cash-in-Trust as of March 31, 2023. Illustrative, as if no AAC shareholders exercise their redemption rights to receive cash from the trust account at closing 3) Investors in the Series C-2 Financing will receive consideration in the SPAC merger on terms that are 10% more favorable than those on which potential investors may invest and any such discount and PIK interest expense associated with the C-2 will be absorbed by existing X-energy equity holders 4) Calculated using $30 million of existing debt and $54 million of existing cash as of March 31, 2023, per unaudited financials, and $418 million net cash from the SPAC transaction 5) Per the executed Business Combination Agreement, between AAC and X-energy, AAC's sponsor, Ares Acquisition Holdings LP (“Sponsor”), will forfeit a portion of its promote shares in the event of shareholder redemptions 6) Assumes $10 share price, excludes impact of warrants, earn-outs and high-vote shares to be held by certain rollover equity holders, which will entitle such holders to 10 votes per share 7) Includes Ares Management’s shares purchased and committed in the Series C-2 Financing (upon conversion) and Sponsor’s Promote shares © 2023 X-Energy Reactor Company, LLC, all rights reserved 41

Selected Publicly Traded Companies Small Modular Reactors Nuclear Services / Equipment Energy Transition Note: Selected Publicly Traded Companies information provided for illustrative purposes only. The Selected Publicly Traded Companies included in this presentation operate in different segments and industries and the projected financial performance and growth are not necessarily indicative of X-energy’s performance or growth. © 2023 X-Energy Reactor Company, LLC, all rights reserved 42

Selected Publicly Traded Companies – Operational Statistics SMR Nuclear Services / Equipment Energy Transition ’24E-’26E ’22A-’24E Median: 6% ’22A-’24E Median: 28% 169% 56% 36% 28% 27% 6% 6% 4% 9% SMR Nuclear Services / Equipment Energy Transition 2026E 2024E Median: 21% 2024E Median: 33% 34% 33% 24% (1) 21% 21% 18% 16% N.M N.M. Source: Public company filings and broker estimates from CapitalIQ as of 6/1/2023 Note: Metric noted as “N.M.” when metric not available; Information presented includes forecasts and other forward-looking information based on reports, industry publications and other third-party sources and may be incomplete or inaccurate; Actual results may vary 1) Per broker estimates; NuScale’s management estimated a higher EBITDA margin of 23% based on cash EBITDA metric disclosed in the April 2022 Investor Presentation; “Cash EBITDA” reflects net income before Median interest, tax, depreciation and amortization, plus (or minus) any increases (or decreases) in deferred revenue and any decreases (or increases) in work in progress during the year; Work in progress represents the raw materials, labor, and overhead allocated to partially completed power modules © 2023 X-Energy Reactor Company, LLC, all rights reserved 43 REVENUE CAGR EBITDA MARGIN

Selected Publicly Traded Companies SMR Nuclear Services / Equipment Energy Transition 2025E 2023E Median: 2.9x 2023E Median: 5.7x 9.5x 8.2x 5.7x 5.5x 3.9x 3.2x 2.9x 2.7x 1.6x SMR Nuclear Services / Equipment Energy Transition 2026E 2024E Median: 2.8x 2024E Median: 5.3x 7.7x 6.6x 5.3x 3.5x 3.2x 3.0x 2.8x 1.4x 1.0x Median Source: Public company filings and broker estimates from CapitalIQ as of 6/1/2023 Note: Multiple noted as “N.M.” when multiple is either greater than 50x, negative or not available © 2023 X-Energy Reactor Company, LLC, all rights reserved 44 TEV / REVENUE

Selected Publicly Traded Companies (Cont’d) SMR Nuclear Services / Equipment Energy Transition 2025E 2023E Median: 13.9x 2023E Median: 25.3x 34.1x 25.3x 19.0x 14.8x 13.9x 10.8x N.M N.M. N.M. SMR Nuclear Services / Equipment Energy Transition 2026E 2024E Median: 12.5x 2024E Median: 19.2x 23.6x 19.2x 15.5x 13.6x 12.5x 6.2x 7.6x N.M N.M. Median Source: Public company filings and broker estimates from CapitalIQ as of 6/1/2023 Note: Multiple noted as “N.M.” when multiple is either greater than 50x, negative or not available © 2023 X-Energy Reactor Company, LLC, all rights reserved 45 TEV / EBITDA

Appendix © 2023 X-Energy Reactor Company, LLC, all rights reserved 46

Glossary Term/Abbreviation Meaning Baseload Power The minimum amount of electric power delivered or required over a given period of time at a steady rate. Baseload Power Source Base load power sources are the plants that operate continuously to meet the minimum level of power demand 24/7. Brownfield site A brownfield site is any previously developed land that is not currently in use. Capacity Factor The measure of actual energy produced versus the maximum that could be produced at full output for the same period. COD Commercial operations date. DOE The Department of Energy administers aspects of the country's energy policy. The Department of Energy also funds scientific research in the field. (Department of Energy) Category II facilities are licensed to possess special nuclear material of moderate strategic significance. These facilities include HALEU fuel cycle facilities, Category II some non-power reactors and some medical isotope facilities. EPZ A zone around a nuclear power plant in which emergency protective action plans are designed to avoid or reduce radiation doses from inhaling radioactive (Emergency Planning Zone) particles. FOAK Used in engineering economics where the first item or generation of items using a new technology or design can cost significantly more than later items or (First of a Kind) generations. Generation IV Advanced Nuclear A broad class of nuclear reactors and other technologies that are non-light water based technologies that have been designed in order to remedy weaknesses Technologies associated with traditional light water reactor designs. HALEU Uranium that has been enriched to between 5% and 20%. (High-Assay Low-Enriched Uranium) Inability of an energy source to deliver a steady supply of electricity. For example, solar power stops at night and wind power stops when there is not enough Intermittence wind. IRA The Inflation Reduction Act of 2022 is the FY2022 reconciliation bill, which sets out to reduce the national deficit, address climate change, invest in clean (Inflation Reduction Act of 2022) energy, lower the cost of health insurance and prescription drugs, and reform and enforce the tax code. KWh One kilowatt of power for one hour. (Kilowatt Hour) Load Following A power plant that is able to adjust its power output on demand in order to follow changes in electric grid demand throughout the day. MWe A megawatt electric is one million watts of electricity generation capacity. (Megawatt electric) NOAK Later example of new technology or design that typically costs significantly less than previous examples. (Nth of a kind) NRC An independent agency of the United States government tasked with protecting public health and safety by regulating civilian uses of nuclear materials, (Nuclear Regulatory Commission) including for nuclear energy. © 2023 X-Energy Reactor Company, LLC, all rights reserved 47

Risk Factors 1) Our business requires substantial investment. At the time of the Business Combination, the aggregate capital raised from the Series C-2 Financing and PIPE Financing will be sufficient to satisfy the minimum cash condition for the transaction; however, the commitments will not be sufficient to finance the total capital required for the business plan. To the extent we have significant redemptions in connection with this proposed business combination or are unable to raise the level of capital we contemplate as part of the proposed business combination, we will be required to make significant adjustments to our business plans in light of our available capital resources. For example, we will have to reduce future costs, which could materially impact our business plan, including potentially requiring us to defer or limit the size of our TRISO-X fuel fabrication facility and/or defer or rely on others for our Helium Test Facility, or not pursue some of our other strategic objectives and/or limit the resources available to further develop our design, sales and manufacturing efforts. 2) Our corporate expenditures, including our corporate level outspend, are subject to numerous risks and uncertainties, including rising costs and other impacts of inflation, evolving regulatory requirements, raw material availability, global conflicts, global supply chain challenges and component manufacturing and testing uncertainties, among other factors. Accordingly, it is possible that our overall expenses and related outspend could be higher than the levels we currently estimate, and any increases could have a material adverse affect on our business, financial condition and results of operations. 3) We may experience a disproportionately higher impact from inflation and rising costs. Although the impact of material cost, labor, or other inflationary or economically driven factors will impact the entire nuclear and energy transition industry (including renewable sources of electricity, like solar and wind), the relative impact will not be the same across the industry, and the particular effects within the industry will depend on a number of factors, including material use, technology, design, structure of supply agreements, project management and others, which could result in significant changes to the competitiveness of our technology and our ability to sell Xe-100 reactors, which could have a material adverse effect on our business, financial condition and results of operations. 4) In order to fulfill our business plan, we will require additional funding. To the extent we require such additional investor funding in the future, such funding may be dilutive to our investors and no assurances can be provided as to terms of any such funding. Any such funding and the associated terms will be highly dependent upon market conditions and the progress of our business at the time we seek such funding. The terms of any financing that we pursue may be less favorable than previously anticipated and could become less favorable depending on the amount of funds we may require. 5) If we fail to manage our growth effectively, we may be unable to execute our business plan and our business, results of operations, and financial condition could be harmed. 6) We have not yet delivered the Xe-100 or any other SMR to customers and have not achieved final investment decisions for the purchase or deployment of any of our reactors, and we do not carry insurance coverage, have performance guarantees fully backstopping the risks associated with the Xe-100 or all of its components. Other than contractual protections provided by our vendors for certain components and systems, we have not employed other risk sharing structure to mitigate the risk associated with the delivery and performance of any of our reactors. Any delays or setbacks we may experience during our first commercial delivery planned for 2029 and other demonstration and commercial missions or failure to obtain final investment decisions could have a material adverse effect on our business prospects, financial condition, results of operation and cash flows and could harm our reputation. 7) We will depend on pre-sales revenue to fund our demonstration, corporate growth and commercial development. Any delays in the development and manufacture of our SMRs and related technology may adversely impact our business and financial condition. 8) The amount of time and funding needed to bring our nuclear fuel to market at scale may significantly exceed our expectations. Any material change to these assumptions or expectations, or any material overruns or other unexpected increase in costs or delays, could have a material adverse effect on our expected revenues, gross margins and on the other information included in the Illustrated Unit Economics or our ability to develop and market other coated particle fuels. 9) We depend significantly on U.S. government contracts, which often are only partially funded, subject to immediate termination, and heavily regulated and audited. Continued full funding of and any upward adjustments to funding available under the ARDP are subject to future government appropriations and continued political support. As of March 31, 2023, the U.S. government has awarded $1.2bn of funding under the ARDP. While this amount is expected to cover our ARDP costs for multiple years, due to cost increases resulting from inflationary pressures and other factors, we will need the amounts to be meaningfully increased. The termination of, or failure to fully fund, the ARDP, or our failure to timely secure upward adjustments in the ARDP funding to cover actual costs could have a material adverse impact on our business prospects, financial condition, results of operations and cash flows and may result in a more limited ARDP fuel facility development, changes to project development timelines, or other commercial changes to the ARDP project. Further, our inability to timely secure increases to our ARDP funding could harm our relationship with our partner and materially and adversely affect our business prospects. 10) Our partnership with Dow for the installation of the Xe-100 at one of Dow’s U.S. Gulf Coast sites under the ARDP program involves counterparty risk. Our joint development agreement with Dow provides for certain engineering services, site selection, joint NRC licensing, technology use and further ARDP-related work that is funded by Dow and is subject to the DOE’s and Dow’s ongoing support and approval. We can offer no assurances as to how Dow will respond to program cost increases or schedule delays, and such response, including a change in the nature of our relationship with Dow or its project timeline, funding and cost estimates, or willingness to participate as a sub-awardee under the ARDP, could result in a materially adverse outcome to our business prospects. 11) We and our customers operate in a politically sensitive environment, and the public perception of nuclear energy can affect our customers and us. 12) Accidents involving nuclear power facilities, including but not limited to events similar to any of the Three Mile Island, Chernobyl or Fukushima Daiichi nuclear accidents, or terrorist acts or other high profile events involving radioactive materials, could materially and adversely affect the public perception of the safety of nuclear energy, our customers and the markets in which we operate and potentially decrease demand for nuclear energy or facilities, increase regulatory requirements and costs or result in liabilities or claims that could materially and adversely affect our business. 13) The market for SMRs generating electric power and high-temperature heat is not yet established and may not achieve the growth potential we expect, may grow more slowly than expected. 14) There is limited operating experience for reactors of this type, configuration and scale, which may result in greater than expected construction and material costs, maintenance requirements, operating expense or delivery timing. 15) Competition from existing or new companies could cause us to experience downward pressure on prices, fewer customer orders, reduced margins, the inability to take advantage of new business opportunities, and the loss of market share. 16) We rely on a limited number of suppliers for certain materials and supplied components, some of which are highly specialized, still under design, are being designed for first-of-a-kind or sole use in the Xe-100 and Xe-Mobile. We and our third-party vendors may not be able to obtain sufficient materials or supplied components to meet our manufacturing and operating needs, or obtain such materials on favorable terms or at expected cost. 17) Our cost estimates are highly sensitive to broader economic factors, and our ability to control or manage our costs may be limited. Capital and operating costs for the deployment of a first-of-a-kind reactor such as the Xe-100 are difficult to project, inherently variable and are subject to significant change based on a variety of factors including site specific factors, customer off-take requirements, regulatory oversight, operating agreements, supply chain availability, inflation and other factors. Opportunities for cost reductions with subsequent deployments are similarly uncertain. To the extent cost reductions are not achieved within the expected timeframe or magnitude, the Xe-100 may not be cost competitive with alternative technologies, which could materially and adversely affect our expected revenues, gross margins and on the other information included in the Illustrated Unit Economics. 18) The Xe-100 and Xe-Mobile designs have not yet been approved or licensed for use at any site by the NRC or the Canadian Nuclear Safety Commission, and approval or licensing of these designs is not guaranteed. 19) Even if the Xe-100 and Xe-Mobile are licensed in the United States and Canada, we must still obtain approvals on a country-by-country basis to deploy these reactor technologies, which approvals may be delayed or denied or which may require modification to our design. 20) The cost of electricity generated from nuclear sources may not be cost competitive with other electricity generation sources in some markets, which could materially and adversely affect our business. 21) Changes in the availability and cost of electricity, natural gas and other forms of energy are subject to volatile market conditions that could adversely affect our business. 22) We are part of the nuclear power industry, which is highly regulated. Our fuel designs differ from fuels currently licensed and used by commercial nuclear power plants, and our SMR designs similarly differ from reactors currently in operation, including with respect to potential industrial uses. As a result, the regulatory licensing and approval process for our nuclear power plants and others that operate with our nuclear fuels may be delayed and made more costly, and industry acceptance of our nuclear fuels may be hampered. 23) The operations of our planned TF3 in Tennessee, and any future facilities, will be highly regulated by the U.S. federal and state-level governmental authorities, including the NRC as well as the State of Tennessee and the other state jurisdictions in which we may establish operations. Our operations could be significantly impacted by changes in government policies and priorities. 24) Operating a nuclear reactor in an industrial application has additional risks and costs compared to conventional electric power applications. Such a deployment will require additional overhead associated with the licensing process, configuration control of the plant, minimum operating staff, training, security infrastructure, radiation protection, government reporting, and nuclear insurance, all of which may be cost prohibitive or require separate operating agreements to provide the nuclear overhead without disrupting industrial processes. 25) We must obtain governmental licenses to possess and use radioactive materials, including isotopes of uranium, in our TF3 operations. Failure to obtain or maintain, or delays in obtaining, such licenses could impact our ability to fabricate TRISO-X fuel for our customers, who will be initially reliant on us for TRISO- X fuel, and have a material adverse effect on our business, financial condition and results of operation. 26) We must complete nuclear grade material qualifications and obtain regulatory approvals for the use of various materials in our TRISO-X fuel and our reactor designs. This includes long lead time irradiation testing and analysis, which may require redesign or use of alternative suppliers if results are unsatisfactory. Further, certain key nuclear grade materials and components, such as graphite, are only produced in limited quantity and predominantly outside of the United States. Cultivating expanded foreign or domestic U.S. supply chain manufacturing capacity for key materials and components depends on cooperation from government and supply chain partners that may result in shortages and delays if not accomplished within assumed timelines or costs. These key materials and components may also be particularly vulnerable to inflationary pressures and cost increases. 27) Our operations involve the use, transportation and disposal of toxic, hazardous and/or radioactive materials and could result in liability without regard to fault or negligence. 28) If we are unable to access high-assay low-enriched uranium (“HALEU”), our ability to manufacture TRISO-X fuel will be adversely affected, which could have a material adverse effect on our business, financial condition and results of operations. Historically, Russia has been a significant global supplier of HALEU, but due to the ongoing war in Ukraine and associated U.S. sanctions, we are highly dependent on the U.S. government for access to HALEU. 29) We are subject to stringent U.S. export and import control laws and regulations. Unfavorable changes in these laws and regulations or U.S. government licensing policies, our failure to secure timely U.S. government authorizations under these laws and regulations, or our failure to comply with these laws and regulations could have a material adverse effect on our business, financial condition and results of operations. 30) Our business is subject to the policies, priorities, regulations, mandates and funding levels of multiple governmental entities and may be negatively or positively impacted by any change thereto. © 2023 X-Energy Reactor Company, LLC, all rights reserved 48

Endnotes Infrastructure Investing Accolades Note: There may be other award categories for which Ares, its funds or its portfolio companies were considered but did not receive awards. The awards noted herein relate only to selected funds/strategies and may not be representative of any given client’s experience and should not be viewed as indicative of Ares’ past performance or its funds’ future performance. All investments involve risk, including loss of principal. 1) Infrastructure Investors selected Ares Infrastructure Opportunities for Private Lender of the Year – Global, Renewables Investors of the Year – North America, Renewables Deal of the Year – Global (Apex Clean Energy) for the year 2021. Ares received the awards represented by survey participants that voted independently. In addition, survey participants could nominate another firm not listed in the category. Infrastructure Investors is a publication that covers the flow of private capital into infrastructure projects around the world, as published by PEI, which is a group focused exclusively on private equity, private debt, private real estate and infrastructure and agri-investing. Ares was selected as the winner of the aforementioned awards through a selection process by those persons choosing to vote in each category, which may include firms that submitted for awards, but which are not allowed to vote for themselves. Ares did submit for these categories but did not pay a fee to participate in the selection process. The selection of Ares Infrastructure Opportunities to receive these awards was based in part on subjective criteria and a potentially limited universe of competitors. 2) Power Finance & Risk (PFR) selected Ares Infrastructure Opportunities for Private Equity Sponsor of the Year, and Credit Fund Manager of the Year for the year 2020. Ares received the awards represented by survey participants that voted independently. PFR provides news, analysis, proprietary data and perspectives on financing and M&A in the power and utilities industries and alternative energy firms, covering the Americas. Ares was selected as the winner of the aforementioned awards through a selection process by unprecedented judging panel comprising 45 senior market participants from across project development, banking, law and investing. The PFR editorial team combined the feedback obtained in these interviews with PFR’s own reporting and data to determine the final winners. Ares did submit for categories but did not pay a fee to participate in the selection process. The selection of Ares Infrastructure Opportunities to receive these awards was based in part on subjective criteria and a potentially limited universe of competitors. IRA Potential Value Creation Assumptions 1) Eligibility requirements: Applies to qualified facilities placed in service after 2024 and the construction of which generally begins before 2034, facility's greenhouse gas emission rate cannot exceed zero, electricity must be produced in the U.S. and sold to “unrelated persons,” facility meets U.S. Labor Department prevailing wage and apprenticeship standards § Projects that start construction after the following “applicable year” are subject to a four-year phase-out beginning the later of (i) the date that the U.S. Secretary of Energy determines that annual greenhouse gas emissions from electrical generation is equal to or less than 25% of emissions in 2022 or (ii) 2032 § The prevailing wage and apprenticeship standards will be deemed to be met if projects “began construction” earlier than 60 days after the Treasury issued relevant guidance 2) Eligibility requirements: Applies to qualified facilities placed in service after 2024 and the construction of which generally begins before 2034, facility's greenhouse gas emission rate cannot exceed zero and facility meets U.S. Labor Department prevailing wage and apprenticeship standards. Credits are subject to recapture if eligibility requirements are not maintained or if the facility is sold § Projects that start construction after the following “applicable year” are subject to a four-year phase-out beginning the later of (i) the date that the U.S. Secretary of Energy determines that annual greenhouse gas emissions from electrical generation is equal to or less than 25% of emissions in 2022 or (ii) 2032 § The prevailing wage and apprenticeship standards will be deemed to be met if projects “began construction” earlier than 60 days after the Treasury issued relevant guidance 3) 8,760 hours in a non-leap year times 1,000 kW per MW 4) Shown in 2022 dollars. Tax credit will step-up annually with inflation. No inflation shown above 5) X-energy assumption not explicitly included in IRA; similar provisions have been included in prior renewables tax credit programs © 2023 X-Energy Reactor Company, LLC, all rights reserved 49